IMS strategic INCOME FUND


PROSPECTUS
June 16, 2003






8995 S.E. Otty Road
Portland, Oregon 97266
(800) 934-5550

























The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



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                                TABLE OF CONTENTS




RISK/RETURN SUMMARY.........................................................1

HOW THE FUND HAS PERFORMED..................................................2

FEES AND EXPENSES OF INVESTING IN THE FUND..................................3

HOW TO BUY SHARES...........................................................4

HOW TO EXCHANGE SHARES......................................................6

HOW TO REDEEM SHARES........................................................6

DETERMINATION OF NET ASSET VALUE............................................7

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS....................................8

TAX CONSIDERATIONS..........................................................8

MANAGEMENT OF THE FUND......................................................9

OTHER INVESTMENT INFORMATION................................................9

PRIVACY POLICY.............................................................11

FOR MORE INFORMATION................................................Back Cover




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                            IMS STRATEGIC INCOME FUND
                               RISK/RETURN SUMMARY

Investment Objective

     Current income.

Principal Strategies

     The Fund will invest across a broad range of income producing securities in an effort to generate current income, regardless of whether interest rates are rising or falling. The advisor expects the Fund's performance to be less volatile than most bond funds because the Fund invests in fixed income securities that are less interest rate sensitive than the securities held by the typical bond fund.

     The Fund invests primarily in fixed income securities. The advisor will allocate the Fund's assets among different fixed-income sectors based on its assessment of the relative risks and opportunities. The Fund may concentrate from time to time in different types of fixed-income securities in an effort to obtain the highest available combination of current income and safety of principal. The fixed income securities in which the Fund invests will be primarily investment grade, and may be of any duration and maturity. Because the Fund is non-diversified, the Fund may take larger positions in a small number of companies than a diversified fund.

     At its discretion, the advisor will adjust the Fund's exposure to various types of securities while seeking to exploit opportunities and avoid risks in the market. In addition to bonds, the Fund may invest in other types of income producing securities such as dividend-paying common stocks, preferred and convertible preferred stocks, real estate investment trusts (REITs), open-end and closed-end mutual funds and cash equivalents.

     The advisor will analyze a security's structural features, current pricing, trading opportunities, and the credit quality of its issuer and selects investments that the advisor believes offer attractive yields and are undervalued relative to issues of similar credit quality and interest rate sensitivity.

Principal Risks of Investing in the Fund

     The Fund may fluctuate in value based upon changes in interest rates and market conditions. As interest rates rise, the value of the instruments may decrease. This risk is greater for long-term debt securities than for short-term debt securities. The Fund is also subject to credit risk, which is the possibility that an issuer of a security will default or become unable to meet its obligation. This risk is greater for securities that are rated below investment grade or that are unrated. Preferred stocks share some of the characteristics of both fixed income and equity investments and are generally preferred over common stocks with respect to dividends and in liquidation.

     To the extent the Fund invests in equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition to general market volatility, the value of the Fund may decrease in response to the activities and prospects of an individual company in the Fund's portfolio.

     To the extent the Fund invests in companies that invest in real estate, such as REITs, the fund may be subject to risk associated with the real estate market as a whole, such as taxation, regulations and economic and political factors that negatively impact the real estate market, and with direct ownership of real estate such as: decrease in real estate values, overbuilding, environmental liabilities and increases in operating costs, interest rates and/or property taxes.

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     The Fund will invest in other investment  companies  (including  closed end funds, bond funds and money market funds), which are portfolios of other securities. The Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative.

     The strategy used by the advisor may fail to produce the intended results, and you could lose money. As with any mutual fund investment, an investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any other government agency. Additionally, a non-diversified fund entails greater price risk than an investment in a diversified fund. As a non-diversified fund, the Fund's portfolio may at times focus on a limited number of companies and will be subject to substantially more investment risk and potential for volatility than a diversified fund.

Is the Fund right for you?

The Fund may be a suitable investment for:

o Investors seeking a fund with current income.

o Investors seeking a fund offering the option of monthly dividends paid in cash.

o Investors seeking a fund with less sensitivity to interest rate changes than typical bond funds.

o Investors willing to accept the price and return fluctuations associated with a non-diversified fund.

o Investors seeking to diversify their equity holdings with a portfolio consisting primarily of fixed income securities.

How the Fund has Performed

     The bar chart and performance table that would otherwise appear in this Prospectus have been omitted because the Fund is recently organized and has no operating history.

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                   FEES AND EXPENSES OF INVESTING IN THE FUND


The tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund.

 Shareholder Fees
 (fees paid directly from your investment)
 Maximum Sales Charge (load)  Imposed on Purchases           NONE
 Maximum  Deferred Sales Charge (load)                       NONE
 Redemption Fee1                                             0.50%

 Annual Fund Operating Expenses
 (expenses deducted from Fund assets)
 Management Fees                                            1.26%
 Distribution (12b-1) Fees                                  NONE
 Other Expenses                                             0.99%2
 Total Annual Fund Operating Expenses                       2.25%
 Fee Waiver and Expense Reimbursement3                      0.29%
 Net Expenses (after fee waiver and expense                 1.96%
 reimbursement)

1 If you redeem your shares within 90 days of purchase you will be charged a 0.50% redemption fee. However, if you redeem your shares after the 90-day period there is no redemption fee. Exceptions may be granted to shareholders at the discretion of the investment adviser. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

2 "Other Expenses " are based on estimated amounts for the current fiscal year.

3 The advisor has contractually agreed to reimburse expenses of the Fund to maintain total expenses (excluding brokerage costs, borrowing costs, taxes and extraordinary expenses) at 1.96% of net assets through October 31, 2006. Any waiver or reimbursement of organizational or operating expenses by the advisor during the fiscal year ending August 31, 2003 is subject to repayment by the Fund within the three fiscal years following the fiscal year end, if the Fund is able to make the payment without exceeding the above-described expense limitations.



Example:

     The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual funds prospectuses: a $10,000 initial investment for the time periods indicted, reinvestment of dividends and distributions, 5% annual total return, constant operating expenses (except for reimbursements reflected in the first 5 years), and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs will be:


           1 Year           3 Year
           $206             $636

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                                HOW TO BUY SHARES


Initial Purchase

     The minimum initial investment in the Fund is $5,000 ($2,000 for IRAs). The advisor may waive these minimums for accounts participating in an automatic investment program. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

     By Mail

         You may make your initial investment by following these steps:

o Complete and sign the investment application form which accompanies this Prospectus;

o Draft a check (subject to the minimum amounts) made payable to IMS Strategic Income Fund;

o Mail the application and check to:

U.S. Mail: Overnight:

IMS FUNDS                                       IMS FUNDS
c/o Unified Fund Services, Inc.                 c/o Unified Fund Services, Inc.
P.O. Box 6110                                   431 North Pennsylvania Street
Indianapolis, Indiana 46206-6110                Indianapolis, Indiana 46204

By Wire

     You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Fund's transfer agent, at (800) 934-5550 to obtain instructions on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:




U.S. Bank, N.A.
ABA #0420-0001-3
Attn: IMS FUNDS D.D.A.# 485777197
Account Name                                        (Write in shareholder name)
            -----------------------------------------
For the Account #                                   (Write in account number)
                 -----------------------------------


     You must provide a signed application to Unified Fund Services, Inc. at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund, custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the transfer agent.

There is presently no fee for the receipt of wired funds, but the Fund may charge shareholders for this service in the future.

Additional Investments

     Minimum subsequent investments are $100. You may purchase additional shares of the Fund, at any time by mail, wire or automatic investment. Each additional mail purchase request must contain:

- your name                 - the name of your account(s)
- your account number(s)    - a check made payable to IMS Strategic Income Fund

     Checks should be sent to the IMS Funds at the address listed in the "How to Buy Shares" section. A bank wire should be sent as outlined under the heading "Initial Purchase -- By Wire" in this prospectus.

Automatic Investment Plan

     You may make regular investments in the Fund, with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

     Since the Fund is oriented to longer-term investments, the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans ("IRAs"); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodian fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the transfer agent about the IRA custodial fees.

Other Purchase Information

     The Fund may limit the amount of purchases and refuse to sell to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund. Checks must be made payable to the Fund. The Fund and its servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature guarantee must utilize a New Technology Medallion stamp.

     The Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund's transfer agent.

                             HOW TO EXCHANGE SHARES


     You may exchange your shares of IMS Strategic Income Fund for shares of another IMS Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call the transfer agent at (800) 934-5550 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above. Requests for exchanges received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time) will be processed based on the next determined net asset value ("NAV") as of the close of business on the same day.


     An exchange is made by selling shares of one Fund and using the proceeds to buy shares of another Fund, with the NAV for the sale and the purchase calculated on the same day. An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long term or short term capital gain or loss on the shares sold.


     Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. It is your responsibility to obtain and read the prospectus of the Fund in which shares are being purchased before you make an exchange. The Funds reserve the right to terminate or modify the exchange privilege at any time.

                              HOW TO REDEEM SHARES


     You may receive redemption payments in the form of a check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodian charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     By Mail - you may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

U.S. Mail: Overnight:

IMS FUNDS                                       IMS FUNDS
c/o Unified Fund Services, Inc.                 c/o Unified Fund Services, Inc.
P.O. Box 6110                                   431 North Pennsylvania Street
Indianapolis, Indiana 46206-6110                Indianapolis, Indiana 46204



     Your request for a redemption must include your letter of instruction, including the Fund's name, account number, account name(s), the address, and the dollar amount or numbers of shares you wish to redeem. Requests to sell shares are processed at the net asset value next calculated after we receive your order in proper form. To be in proper form, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Fund may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Fund may also require that signatures be guaranteed for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at (800) 934-5550 if you have questions. At the discretion of the Fund or the Fund's transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     By Telephone - you may redeem any part of your account (up to $25,000) in the Fund by calling the transfer agent at (800) 934-5550. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Fund or the transfer agent may terminate the telephone redemption and exchange procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning the Funds although neither the Fund nor the transfer agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

     Additional Information - If you are not certain of the requirements for a redemption please call the transfer agent at (800) 934-5550. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. You may be assessed a fee if the Fund incurs bank charges because you request that a Fund re-issue a redemption check. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates.


     Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of the Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult a tax adviser.



                        DETERMINATION OF NET ASSET VALUE


     The price you pay for your shares is based on the Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock

Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of the shares outstanding.

     The Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued by the advisor at their fair value, according to procedures approved by the Board of Trustees.

     Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                    DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS


     The Fund typically distributes substantially all net investment income in the form of dividends to its shareholders monthly. The Fund typically distributes substantially all net realized long term capital gains at least annually. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request The Fund expects that its distributions will consist primarily of income.

                               TAX CONSIDERATIONS


     As with any investment, your investment in a Fund could have tax consequences for you. If you are not investing through a tax-advantaged retirement account, you should consider these tax consequences.

     In general, selling shares of the Fund and receiving distributions (whether reinvested or taken in cash) are taxable events. Depending on the purchase price and the sale price, you may have a gain or a loss on any shares sold. Any tax liabilities generated by your transactions or by receiving distributions are your responsibility. For federal tax purposes, certain of each Fund's distributions, including dividends and distributions of short-term capital gains, are taxable to you as ordinary income, while certain of each Fund's distributions, including distributions of long-term capital gains, are taxable to you generally as capital gains. Because distributions of long-term capital gains are subject to capital gains taxes, regardless of how long you have owned your shares, you may want to avoid making a substantial investment when a Fund is about to make a long-term capital gains distribution.

     Early each year, the Fund will mail to you a statement setting forth the federal income tax information for all distributions made during the previous year. If you do not provide your taxpayer identification number, your account will be subject to backup withholding.

     The tax considerations described in this section do not apply to tax-deferred accounts or other non-taxable entities. Because each investor's tax circumstances are unique, please consult with your tax advisor about your investment.

                             MANAGEMENT OF THE FUND


     IMS Capital Management, Inc., 8995 S.E. Otty Road, Portland, Oregon, 97266 serves as investment advisor to the Fund. IMS Capital Management, Inc. is an independent investment advisory firm that has been managing equity and fixed income portfolios for a select group of clients since 1988. The advisor
currently  manages  accounts  for  institutions,   retirement  plans,
individuals, trusts and small businesses, both taxable and non-taxable.

     Carl W. Marker has been primarily responsible for the management of the Fund since inception. Mr. Marker has served as the advisor's chairman, president and primary portfolio manager since 1988, and began privately managing individual common stocks in 1981. Mr. Marker, who graduated from the University of Oregon, previously worked for divisions of both General Motors and Mercedes-Benz as a financial systems analyst before founding IMS Capital Management, Inc.

     The Fund is authorized to pay the adviser a fee equal to 1.26% of its average daily net assets. The advisor (not the Fund) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.


                          OTHER INVESTMENT INFORMATION


General

     The Fund may from time to time take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments, securities of no-load mutual funds or repurchase agreements. If the Fund invests in shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objectives.

         The investment objective and strategies of the Fund may be changed without shareholder approval.


Real Estate Investment Trusts

     A REIT is a corporation or business trust that invests substantially all of its assets in interests in real estate. Equity REITs are those which purchase or lease land and buildings and generate income primarily from rental income. Equity REITs may also realize capital gains (or losses) when selling property that has appreciated (or depreciated) in value. Mortgage REITs are those which invest in real estate mortgages and generate income primarily from interest payments on mortgage loans. Hybrid REITs generally invest in both real property and mortgages. Real estate related equity securities also include those insured by real estate developers, companies with substantial real estate holdings (for investment or as part of their operations), as well as companies whose products and services are directly related to the real estate industry, such as building supply manufacturers, mortgage lenders or mortgage servicing companies. Risks associated with REIT investments include the fact that equity and mortgage REITs are dependent upon specialized management skills and are not fully diversified. These characteristics subject REITs to the risks associated with financing a limited number of projects. They are also subject to heavy cash flow dependency, defaults by borrowers, and self-liquidation. Additionally, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, and mortgage REITs may be affected by the quality of any credit extended.

Exchange Traded Funds.

     The Fund may invest in exchange traded funds including S&P Depositary Receipts ("SPDRs"), S&P Sector SPDRs, iShares, streetTRACKS, HOLDRs and other security baskets. SPDRs are exchange traded shares that represent ownership in the SPDR Trust, an investment company that was established to own the stocks included in the S&P 500 Index. S&P Sector SPDRs are similar investment companies that own the stocks included in various sector indexes. The price and dividend yield of SPDRs and S&P Sector SPDRs track the movement of the appropriate S&P index relatively closely. There are other exchange traded funds, such as iShares and streetTracks, that own the stocks in various sector indexes. HOLDRs are a fixed basket of approximately twenty stocks of companies in a particular industry, sector or other group. These groups include biotech, business-to-business, internet, pharmaceutical, retail and telecommunications HOLDRs, among others.

     The Fund may also invest in various sector exchange traded funds such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the Fund may invest in new exchange traded shares as they become available.

                                 PRIVACY POLICY

     The following is a description of the Fund's policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Fund Collects

       The Fund collects the following nonpublic personal information about you:

o Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

o Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Fund Discloses

     The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund's custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security

     The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION


     Several additional sources of information are available to you. The Statement of Additional Information ("SAI"), incorporated into this prospectus by reference, contains detailed information on the Fund's policies and operations. Annual and semi-annual reports contain additional information about the Fund's investments. In the Fund's annual report, you will find management's discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

     Call the Fund at (800) 934-5550 to request free copies of the SAI and the Fund's annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Fund (including the SAI and other reports) at the Securities and Exchange Commission ("SEC") Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section of the SEC, Washington, D.C. 20549-0109.









Investment Company Act #811-9096